GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

Supplement dated March 11, 2016
to the Prospectus Supplement dated October 9, 2015
to the Prospectus dated September 30, 2015
and the Statement of Additional Information dated September 30, 2015

This is a supplement (the “Supplement”), to the Prospectus Supplement dated October 9, 2015 (as further supplemented from time to time, the “Prospectus Supplement”) to the Prospectus dated September 30, 2015 and the Statement of Additional Information dated September 30, 2015 of Guggenheim Strategic Opportunity Fund relating to the issuance and sale of Common Shares pursuant to a Controlled Equity OfferingSM Sales Agreement among the Fund, the Investment Adviser and Cantor Fitzgerald. This Supplement updates certain information in the Prospectus Supplement, and the related Prospectus and Statement of Additional Information as follows. Certain capitalized terms used and not defined herein have the meanings set forth in the Prospectus Supplement or the Prospectus.
Investment Objective and Policies
The Fund will continue to pursue its investment objective to maximize total return through a combination of current income and capital appreciation. The Fund’s sub-adviser (“Sub-Adviser”) seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund may allocate its assets among a wide variety of Income Securities and Common Equity Securities.
Currently, the Fund may invest up to 60% of its total assets in Income Securities rated below-investment grade or, if unrated, determined by the Sub-Adviser to be of comparable quality, and may invest without limitation in Income Securities rated investment grade or, if unrated, determined by the Sub-Adviser to be of comparable quality.
Effective as of May 10, 2016, the limitation on the Fund’s investment in below-investment grade securities will be eliminated. As a result, the Fund may invest without limitation in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., below BBB- by Standard & Poor’s Ratings Group or Fitch Ratings or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund’s investments in any of the sectors and types of Income Securities in which the Fund may invest may include, without limitation, below-investment grade securities.
Risks
For a more complete discussion of the risk considerations associated with an investment in the Fund consider these risks together with the risks described under the heading “Risks” in the accompanying Prospectus.
Below-Investment Grade Securities Risk. Below-investment grade securities are commonly referred to as “junk bonds” or “high-yield bonds” and involve special risks as compared to securities of investment grade quality. Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below investment grade quality involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates. The market values, total return and yield for securities of below investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds. Securities of below investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds.

Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Adviser’s credit analysis. The value of securities of below investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire below investment grade market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.
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Shares of closed-end funds frequently trade at a discount to their net asset value, which may increase the risk of loss. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period of time after completion of this offering. Investors will be acquiring shares at a premium to net asset value, therefore investors in this offering are likely to experience an immediate dilution of their investment.
Investing in the Fund’s Common Shares involves certain risks. See “Risks” beginning on page 60 of the accompanying Prospectus. You should consider carefully these risks together with all of the other information contained in the Prospectus Supplement and the accompanying Prospectus before making a decision to purchase Common Shares.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Supplement, the Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.